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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      ____________


                                       FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934

                                      ____________

Date of Report (Date of earliest event reported):  November 5, 1997



                                  Media Logic, Inc.
                (Exact name of registrant as specified in its charter)


              Delaware                 1-9605             04-2772354
              (State or other         (Commission        (IRS Employer
              jurisdiction of         File Number)       Identification No.)
              incorporation)


                                   310 South Street
                                  Plainville, MA  02194
                 (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (508) 695-2006


                               Exhibit Index on page 4.


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Item 5.   Other Events.

         On November 5, 1997,the Registrant publicly disseminated a press release announcing that the Registrant had completed a financing in which the Registrant raised gross proceeds of $750,000 (the "October Financing"). The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


         On December 30, 1997,the Registrant publicly disseminated a press release announcing that the Registrant had completed a financing in which the Registrant raised gross proceeds of $1,530,000 (the "December Financing"). The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.2 hereto.


         On December 29, 1997, F.T.S. Worldwide Corporation ("F.T.S."), the holder of the Registrant's 7% Convertible Debentures Due October 29, 2000 purchased in the October Financing (the "October Debentures") and the Registrant signed Amendment No. 1 to Convertible Debentures Due October 29, 2000 ("October Amendment No. 1") in which F.T.S. and the Registrant agreed to set a fixed conversion price for the October Debentures of ninety cents ($0.90) per share of Common Stock until 30 days after the closing of the December Financing and thereafter to set a minimum conversion price of ninety cents ($0.90) per share of Common Stock. The Form of October Amendment No. 1 is incorporated herein by reference and filed as Exhibit 99.3 hereto.


         On December 29, 1997, all but one of the remaining holders (F.T.S., Beauchamp Finance, Ltd., Euro Factors International Inc. and Ramlu Trading Corp.) (the "March Holders") of the Registrant's 7% Convertible Subordinated Debentures Due March 24, 2000 (the "March Debentures") purchased in a financing which closed on March 24, 1997 (the "March Financing"), in which the Registrant raised gross proceeds of $3,530,000, and the Registrant signed Amendment No. 1 to Subscription Agreement ("March Amendment No. 1") in which the March Holders and the Registrant agreed to set a fixed conversion price for the March Debentures of ninety cents ($0.90) per share of Common Stock until 30 days after the closing of the December Financing and thereafter to set a minimum conversion price of ninety cents ($0.90) per share of Common Stock. The Form of March Amendment No. 1 is incorporated herein by reference and filed as Exhibit 99.4 hereto.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

    99.1    The Registrant's Press Release dated November 5, 1997.

    99.2    The Registrant's Press Release dated December 30, 1997.

    99.3 Form of Amendment No. 1 to 7% Convertible Debentures Due October 29, 2000, dated December 29, 1997.

    99.4 Form of Amendment No. 1 to Subscription Agreement dated March 24, 1997 among Media Logic, Inc. and the purchasers named on the signature pages thereto, dated December 29, 1997.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MEDIA LOGIC, INC.
                                  -----------------
                                  (Registrant)


Date: December 30, 1997           /s/  Paul M. O'Brien
                                  --------------------
                                  Paul M. O'Brien
                                  Vice President and
                                  Chief Financial Officer


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                                            EXHIBIT INDEX

Exhibit                                                            Sequential
Number             Description                                     Page Number
------             ------------                                    -----------


99.1               The Registrant's Press Release                        5
                   dated November 5, 1997

99.2               The Registrant's Press Release                        7
                   dated December 30, 1997

99.3               The Registrant's Form of Amendment No. 1 to 7%        9
                   Convertible Debentures Due
                   October 29, 2000, dated December 29, 1997.

99.4               The Registrant's Form of Amendment No. 1 to           11
                   Subscription Agreement dated March 24, 1997 among Media Logic, Inc. and the purchasers named on the signature pages thereto, dated
                   December 29, 1997.

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